Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2026

In apartment units

	Same Store	Stabilized Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	340	—	11,774	—	11,774
Dallas, TX	9,524	980	—	10,504	—	10,504
Austin, TX	7,179	—	—	7,179	—	7,179
Charlotte, NC	5,707	640	541	6,888	—	6,888
Orlando, FL	5,907	310	—	6,217	—	6,217
Raleigh/Durham, NC	5,156	306	406	5,868	—	5,868
Tampa, FL	5,416	495	—	5,911	—	5,911
Houston, TX	4,859	—	—	4,859	—	4,859
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Phoenix, AZ	3,291	317	—	3,608	137	3,745
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,193	618	—	1,811	—	1,811
Richmond, VA	1,732	—	—	1,732	—	1,732
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	1,118	352	219	1,689	—	1,689
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Kansas City, MO-KS	1,110	318	—	1,428	—	1,428
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,502	496	—	6,998	—	6,998
Total Multifamily Units	96,562	5,172	1,166	102,900	137	103,037

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS

Dollars in thousands, except Average Effective Rent per Unit

	As of September 30, 2026			Average Effective	As of September 30, 2026
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended September 30, 2026	Completed Units	Total Units, Including Development
Atlanta, GA	$2,264,832	13.0%	95.1%	$1,794	11,774
Dallas, TX	1,796,948	10.2%	95.6%	1,671	10,504
Charlotte, NC	1,308,941	7.4%	96.0%	1,629	6,347
Orlando, FL	1,153,044	6.6%	95.3%	1,987	6,217
Tampa, FL	1,256,370	7.1%	95.8%	2,153	5,911
Austin, TX	1,006,384	5.7%	95.1%	1,464	7,179
Raleigh/Durham, NC	826,648	4.7%	95.0%	1,514	5,462
Houston, TX	720,634	4.1%	95.3%	1,459	4,859
Phoenix, AZ	690,842	3.9%	95.6%	1,665	3,608
Northern Virginia	595,450	3.4%	96.7%	2,603	1,888
Nashville, TN	590,725	3.4%	94.5%	1,650	4,375
Charleston, SC	459,421	2.6%	96.5%	1,880	3,168
Denver, CO	429,452	2.4%	95.6%	1,946	1,470
Fort Worth, TX	424,019	2.4%	95.5%	1,593	3,687
Jacksonville, FL	349,673	2.0%	94.2%	1,463	3,496
Kansas City, MO-KS	304,642	1.7%	94.4%	1,744	1,428
Richmond, VA	275,877	1.6%	95.3%	1,759	1,732
Fredericksburg, VA	267,311	1.5%	96.4%	1,983	1,435
Greenville, SC	257,023	1.5%	94.8%	1,384	2,354
Savannah, GA	239,732	1.4%	94.8%	1,673	1,837
Birmingham, AL	180,843	1.0%	96.8%	1,454	1,462
San Antonio, TX	178,325	1.0%	95.3%	1,300	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	223,317	1.3%	94.3%	1,318	2,754
Florida	206,378	1.2%	95.9%	1,856	1,806
Alabama	196,421	1.1%	93.9%	1,343	1,648
Virginia	177,405	1.0%	97.0%	1,905	1,039
Kentucky	114,360	0.7%	94.0%	1,349	1,308
Utah	95,501	0.5%	96.5%	1,626	400
Maryland	87,547	0.5%	96.1%	2,386	361
Nevada	78,444	0.4%	93.2%	1,651	721
Stabilized Communities	$16,756,509	95.3%	95.3%	$1,694	101,734

Charlotte, NC	220,254	1.3%	77.1%	1,855	541	541
Phoenix, AZ	162,265	0.9%	25.2%	2,157	137	625
Raleigh/Durham, NC	143,130	0.8%	89.4%	1,625	406	406
Richmond, VA	91,077	0.5%	—	—	—	306
Denver, CO	71,648	0.4%	57.1%	2,303	219	219
Charleston, SC	65,340	0.4%	—	—	—	336
Nashville, TN	30,731	0.2%	—	—	—	312
Northern Virginia	20,866	0.1%	—	—	—	306
Kansas City, MO-KS	25,302	0.1%	—	—	—	351
Lease-up / Development Communities	$830,613	4.7%	65.7%	$1,890	1,303	3,402
Total Multifamily Communities	$17,587,122	100.0%	94.9%	$1,697	103,037	105,136

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of September 30, 2026
	September 30, 2026	September 30, 2025	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$519,068	$521,020	-0.4%	96,562	$15,516,325
Non-Same Store Communities	28,946	25,988		5,172	1,240,184
Lease-up/Development Communities	4,824	616		1,303	830,613
Total Multifamily Portfolio	$552,838	$547,624		103,037	$17,587,122
Commercial Property/Land	7,292	6,749		—	429,666
Total Operating Revenues	$560,130	$554,373		103,037	$18,016,788

Property Operating Expenses
Same Store Communities	$203,029	$199,141	2.0%
Non-Same Store Communities	12,874	12,972
Lease-up/Development Communities	3,261	1,128
Total Multifamily Portfolio	$219,164	$213,241
Commercial Property/Land	3,104	2,823
Total Property Operating Expenses	$222,268	$216,064

Net Operating Income
Same Store Communities	$316,039	$321,879	-1.8%
Non-Same Store Communities	16,072	13,016
Lease-up/Development Communities	1,563	(512)
Total Multifamily Portfolio	$333,674	$334,383
Commercial Property/Land	4,188	3,926
Total Net Operating Income	$337,862	$338,309	-0.1%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2026	September 30, 2025	Percent Change	September 30, 2026	September 30, 2025	Percent Change
Property Taxes	$65,685	$65,984	(0.5)%	$199,612	$198,262	0.7%
Personnel	44,612	44,686	(0.2)%	129,881	129,450	0.3%
Utilities	39,157	37,203	5.3%	109,303	104,738	4.4%
Building Repair and Maintenance	30,012	28,640	4.8%	82,422	80,879	1.9%
Office Operations	8,193	7,523	8.9%	24,146	23,839	1.3%
Insurance	7,038	7,816	(10.0)%	22,593	24,737	(8.7)%
Marketing	8,332	7,289	14.3%	24,575	22,684	8.3%
Total Property Operating Expenses	$203,029	$199,141	2.0%	$592,532	$584,589	1.4%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Nine Months Ended
	Apartment Units	Same Store NOI	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Atlanta, GA	11,434	11.3%	94.5%	95.2%	95.1%	95.2%
Dallas, TX	9,524	8.8%	95.6%	95.4%	95.2%	95.2%
Orlando, FL	5,907	8.0%	95.4%	95.9%	95.6%	95.7%
Tampa, FL	5,416	7.3%	95.9%	96.1%	96.0%	96.1%
Charlotte, NC	5,707	6.3%	95.9%	95.8%	95.8%	95.8%
Austin, TX	7,179	5.6%	95.3%	95.5%	95.2%	95.0%
Raleigh/Durham, NC	5,156	5.2%	95.1%	95.5%	95.1%	95.5%
Nashville, TN	4,375	4.7%	94.9%	95.7%	95.3%	95.6%
Charleston, SC	3,168	4.0%	96.5%	96.0%	96.0%	95.9%
Houston, TX	4,859	3.9%	95.3%	96.0%	95.6%	95.7%
Phoenix, AZ	3,291	3.8%	95.5%	95.9%	95.7%	95.5%
Fort Worth, TX	3,687	3.6%	95.5%	95.8%	95.4%	95.4%
Northern Virginia	1,888	3.3%	96.0%	96.0%	95.9%	96.3%
Jacksonville, FL	3,496	2.9%	94.2%	95.6%	94.7%	95.7%
Richmond, VA	1,732	2.1%	95.7%	96.5%	95.9%	96.3%
Greenville, SC	2,354	2.1%	94.9%	95.6%	95.4%	95.7%
Fredericksburg, VA	1,435	2.0%	95.9%	96.4%	95.8%	96.7%
Savannah, GA	1,837	1.9%	94.9%	95.3%	95.1%	95.1%
Birmingham, AL	1,462	1.3%	96.1%	95.7%	95.6%	96.0%
Denver, CO	1,118	1.3%	95.0%	95.3%	95.1%	95.2%
Kansas City, MO-KS	1,110	1.1%	94.3%	95.6%	95.1%	95.4%
San Antonio, TX	1,504	1.0%	94.2%	95.3%	94.5%	95.2%
Memphis, TN	1,193	1.0%	94.4%	94.2%	94.8%	94.6%
Huntsville, AL	1,228	0.9%	93.5%	92.5%	93.4%	93.9%
Other	6,502	6.6%	95.5%	95.9%	95.5%	95.8%
Total Same Store	96,562	100.0%	95.3%	95.6%	95.4%	95.5%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTERLY COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2026	Q3 2025	% Chg	Q3 2026	Q3 2025	% Chg	Q3 2026	Q3 2025	% Chg	Q3 2026	Q3 2025	% Chg
Atlanta, GA	11,434	$64,163	$64,765	(0.9)%	$28,432	$27,029	5.2%	$35,731	$37,736	(5.3)%	$1,793	$1,793	(0.0)%
Dallas, TX	9,524	51,117	50,428	1.4%	23,476	22,445	4.6%	27,641	27,983	(1.2)%	1,689	1,673	1.0%
Orlando, FL	5,907	36,970	37,045	(0.2)%	11,891	11,553	2.9%	25,079	25,492	(1.6)%	1,990	1,983	0.4%
Tampa, FL	5,416	35,677	36,088	(1.1)%	12,758	13,162	(3.1)%	22,919	22,926	(0.0)%	2,082	2,100	(0.8)%
Charlotte, NC	5,707	29,648	30,023	(1.2)%	9,796	9,407	4.1%	19,852	20,616	(3.7)%	1,633	1,660	(1.6)%
Austin, TX	7,179	34,224	35,133	(2.6)%	16,442	18,103	(9.2)%	17,782	17,030	4.4%	1,464	1,505	(2.7)%
Raleigh/Durham, NC	5,156	25,042	25,451	(1.6)%	8,798	8,524	3.2%	16,244	16,927	(4.0)%	1,506	1,528	(1.4)%
Nashville, TN	4,375	22,885	23,166	(1.2)%	8,165	8,132	0.4%	14,720	15,034	(2.1)%	1,650	1,667	(1.0)%
Charleston, SC	3,168	19,132	18,417	3.9%	6,402	6,181	3.6%	12,730	12,236	4.0%	1,880	1,840	2.2%
Houston, TX	4,859	22,909	22,842	0.3%	10,606	9,862	7.5%	12,303	12,980	(5.2)%	1,459	1,454	0.3%
Phoenix, AZ	3,291	17,817	18,043	(1.3)%	5,699	5,528	3.1%	12,118	12,515	(3.2)%	1,677	1,701	(1.5)%
Fort Worth, TX	3,687	19,513	19,378	0.7%	8,180	8,324	(1.7)%	11,333	11,054	2.5%	1,593	1,580	0.8%
Northern Virginia	1,888	15,287	15,109	1.2%	4,800	4,699	2.1%	10,487	10,410	0.7%	2,603	2,573	1.2%
Jacksonville, FL	3,496	15,522	15,751	(1.5)%	6,442	6,034	6.8%	9,080	9,717	(6.6)%	1,463	1,476	(0.9)%
Richmond, VA	1,732	9,679	9,350	3.5%	2,987	2,870	4.1%	6,692	6,480	3.3%	1,759	1,708	3.0%
Greenville, SC	2,354	10,605	10,621	(0.2)%	4,028	4,106	(1.9)%	6,577	6,515	1.0%	1,384	1,367	1.2%
Fredericksburg, VA	1,435	9,086	8,962	1.4%	2,662	2,573	3.5%	6,424	6,389	0.5%	1,983	1,963	1.0%
Savannah, GA	1,837	9,913	10,170	(2.5)%	3,932	3,933	(0.0)%	5,981	6,237	(4.1)%	1,673	1,713	(2.3)%
Birmingham, AL	1,462	7,021	6,957	0.9%	2,802	2,804	(0.1)%	4,219	4,153	1.6%	1,454	1,438	1.1%
Denver, CO	1,118	6,621	6,886	(3.8)%	2,402	2,352	2.1%	4,219	4,534	(6.9)%	1,905	1,936	(1.6)%
Kansas City, MO-KS	1,110	5,966	5,935	0.5%	2,407	2,192	9.8%	3,559	3,743	(4.9)%	1,710	1,689	1.3%
San Antonio, TX	1,504	6,157	6,442	(4.4)%	2,942	2,697	9.1%	3,215	3,745	(14.2)%	1,300	1,338	(2.9)%
Memphis, TN	1,193	5,365	5,363	0.0%	2,162	2,145	0.8%	3,203	3,218	(0.5)%	1,427	1,423	0.3%
Huntsville, AL	1,228	5,077	5,085	(0.2)%	2,118	2,083	1.7%	2,959	3,002	(1.4)%	1,248	1,274	(2.0)%
Other	6,502	33,672	33,610	0.2%	12,700	12,403	2.4%	20,972	21,207	(1.1)%	1,658	1,634	1.5%
Total Same Store	96,562	$519,068	$521,020	(0.4)%	$203,029	$199,141	2.0%	$316,039	$321,879	(1.8)%	$1,691	$1,693	(0.1)%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTERLY COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2026	Q2 2026	% Chg	Q3 2026	Q2 2026	% Chg	Q3 2026	Q2 2026	% Chg	Q3 2026	Q2 2026	% Chg
Atlanta, GA	11,434	$64,163	$64,385	(0.3)%	$28,432	$26,545	7.1%	$35,731	$37,840	(5.6)%	$1,793	$1,790	0.2%
Dallas, TX	9,524	51,117	50,381	1.5%	23,476	21,909	7.2%	27,641	28,472	(2.9)%	1,689	1,681	0.5%
Orlando, FL	5,907	36,970	36,819	0.4%	11,891	13,402	(11.3)%	25,079	23,417	7.1%	1,990	1,981	0.5%
Tampa, FL	5,416	35,677	35,683	(0.0)%	12,758	13,128	(2.8)%	22,919	22,555	1.6%	2,082	2,086	(0.2)%
Charlotte, NC	5,707	29,648	29,646	0.0%	9,796	9,904	(1.1)%	19,852	19,742	0.6%	1,633	1,641	(0.5)%
Austin, TX	7,179	34,224	34,216	0.0%	16,442	17,337	(5.2)%	17,782	16,879	5.3%	1,464	1,470	(0.4)%
Raleigh/Durham, NC	5,156	25,042	25,036	0.0%	8,798	8,821	(0.3)%	16,244	16,215	0.2%	1,506	1,510	(0.2)%
Nashville, TN	4,375	22,885	22,930	(0.2)%	8,165	8,146	0.2%	14,720	14,784	(0.4)%	1,650	1,654	(0.3)%
Charleston, SC	3,168	19,132	18,789	1.8%	6,402	6,467	(1.0)%	12,730	12,322	3.3%	1,880	1,859	1.1%
Houston, TX	4,859	22,909	22,868	0.2%	10,606	10,513	0.9%	12,303	12,355	(0.4)%	1,459	1,458	0.1%
Phoenix, AZ	3,291	17,817	17,870	(0.3)%	5,699	5,441	4.7%	12,118	12,429	(2.5)%	1,677	1,687	(0.6)%
Fort Worth, TX	3,687	19,513	19,309	1.1%	8,180	8,014	2.1%	11,333	11,295	0.3%	1,593	1,585	0.5%
Northern Virginia	1,888	15,287	15,170	0.8%	4,800	4,688	2.4%	10,487	10,482	0.0%	2,603	2,585	0.7%
Jacksonville, FL	3,496	15,522	15,591	(0.4)%	6,442	6,475	(0.5)%	9,080	9,116	(0.4)%	1,463	1,467	(0.3)%
Richmond, VA	1,732	9,679	9,549	1.4%	2,987	2,901	3.0%	6,692	6,648	0.7%	1,759	1,738	1.2%
Greenville, SC	2,354	10,605	10,629	(0.2)%	4,028	4,069	(1.0)%	6,577	6,560	0.3%	1,384	1,377	0.5%
Fredericksburg, VA	1,435	9,086	8,958	1.4%	2,662	2,564	3.8%	6,424	6,394	0.5%	1,983	1,971	0.6%
Savannah, GA	1,837	9,913	9,957	(0.4)%	3,932	3,795	3.6%	5,981	6,162	(2.9)%	1,673	1,679	(0.3)%
Birmingham, AL	1,462	7,021	6,977	0.6%	2,802	2,867	(2.3)%	4,219	4,110	2.7%	1,454	1,448	0.4%
Denver, CO	1,118	6,621	6,614	0.1%	2,402	2,257	6.4%	4,219	4,357	(3.2)%	1,905	1,898	0.4%
Kansas City, MO-KS	1,110	5,966	5,961	0.1%	2,407	2,138	12.6%	3,559	3,823	(6.9)%	1,710	1,696	0.8%
San Antonio, TX	1,504	6,157	6,244	(1.4)%	2,942	2,898	1.5%	3,215	3,346	(3.9)%	1,300	1,312	(0.9)%
Memphis, TN	1,193	5,365	5,342	0.4%	2,162	2,058	5.1%	3,203	3,284	(2.5)%	1,427	1,422	0.4%
Huntsville, AL	1,228	5,077	5,101	(0.5)%	2,118	1,947	8.8%	2,959	3,154	(6.2)%	1,248	1,246	0.2%
Other	6,502	33,672	33,413	0.8%	12,700	12,935	(1.8)%	20,972	20,478	2.4%	1,658	1,647	0.7%
Total Same Store	96,562	$519,068	$517,438	0.3%	$203,029	$201,219	0.9%	$316,039	$316,219	(0.1)%	$1,691	$1,688	0.2%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2026	Q3 2025	% Chg	Q3 2026	Q3 2025	% Chg	Q3 2026	Q3 2025	% Chg	Q3 2026	Q3 2025	% Chg
Atlanta, GA	11,434	$192,933	$193,777	(0.4)%	$79,299	$76,916	3.1%	$113,634	$116,861	(2.8)%	$1,790	$1,792	(0.1)%
Dallas, TX	9,524	151,783	150,426	0.9%	64,890	63,539	2.1%	86,893	86,887	0.0%	1,683	1,669	0.8%
Orlando, FL	5,907	110,551	110,862	(0.3)%	38,151	38,480	(0.9)%	72,400	72,382	0.0%	1,983	1,984	(0.0)%
Tampa, FL	5,416	107,151	108,062	(0.8)%	38,257	38,765	(1.3)%	68,894	69,297	(0.6)%	2,084	2,094	(0.5)%
Charlotte, NC	5,707	88,860	89,904	(1.2)%	28,731	28,241	1.7%	60,129	61,663	(2.5)%	1,639	1,657	(1.1)%
Austin, TX	7,179	102,772	106,038	(3.1)%	49,650	50,716	(2.1)%	53,122	55,322	(4.0)%	1,469	1,527	(3.9)%
Raleigh/Durham, NC	5,156	75,068	76,303	(1.6)%	25,700	25,534	0.7%	49,368	50,769	(2.8)%	1,511	1,531	(1.3)%
Nashville, TN	4,375	68,844	69,767	(1.3)%	23,651	23,837	(0.8)%	45,193	45,930	(1.6)%	1,652	1,672	(1.2)%
Charleston, SC	3,168	56,334	54,765	2.9%	18,781	18,321	2.5%	37,553	36,444	3.0%	1,860	1,827	1.8%
Houston, TX	4,859	68,558	68,062	0.7%	31,517	30,565	3.1%	37,041	37,497	(1.2)%	1,457	1,449	0.6%
Phoenix, AZ	3,291	53,619	53,782	(0.3)%	16,316	15,613	4.5%	37,303	38,169	(2.3)%	1,685	1,709	(1.4)%
Fort Worth, TX	3,687	58,192	58,042	0.3%	23,448	23,168	1.2%	34,744	34,874	(0.4)%	1,586	1,579	0.5%
Northern Virginia	1,888	45,561	44,950	1.4%	14,105	13,798	2.2%	31,456	31,152	1.0%	2,586	2,542	1.7%
Jacksonville, FL	3,496	46,647	47,574	(1.9)%	19,088	18,537	3.0%	27,559	29,037	(5.1)%	1,466	1,481	(1.0)%
Richmond, VA	1,732	28,651	27,533	4.1%	8,806	8,577	2.7%	19,845	18,956	4.7%	1,740	1,692	2.8%
Greenville, SC	2,354	31,907	31,587	1.0%	11,882	12,041	(1.3)%	20,025	19,546	2.5%	1,378	1,351	2.0%
Fredericksburg, VA	1,435	27,057	26,782	1.0%	7,888	7,620	3.5%	19,169	19,162	0.0%	1,975	1,938	1.9%
Savannah, GA	1,837	29,847	30,419	(1.9)%	11,518	11,481	0.3%	18,329	18,938	(3.2)%	1,680	1,711	(1.8)%
Birmingham, AL	1,462	20,948	20,760	0.9%	8,500	8,318	2.2%	12,448	12,442	0.0%	1,447	1,421	1.9%
Denver, CO	1,118	19,771	20,708	(4.5)%	6,933	6,582	5.3%	12,838	14,126	(9.1)%	1,902	1,946	(2.3)%
Kansas City, MO-KS	1,110	17,859	17,541	1.8%	6,657	6,421	3.7%	11,202	11,120	0.7%	1,697	1,667	1.8%
San Antonio, TX	1,504	18,729	19,423	(3.6)%	8,585	8,103	5.9%	10,144	11,320	(10.4)%	1,309	1,346	(2.7)%
Memphis, TN	1,193	16,106	16,168	(0.4)%	6,097	6,048	0.8%	10,009	10,120	(1.1)%	1,421	1,430	(0.6)%
Huntsville, AL	1,228	15,234	15,620	(2.5)%	6,172	5,951	3.7%	9,062	9,669	(6.3)%	1,250	1,281	(2.4)%
Other	6,502	100,504	100,031	0.5%	37,910	37,417	1.3%	62,594	62,614	(0.0)%	1,648	1,624	1.4%
Total Same Store	96,562	$1,553,486	$1,558,886	(0.3)%	$592,532	$584,589	1.4%	$960,954	$974,297	(1.4)%	$1,688	$1,691	(0.2)%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

		Units as of			Development Costs as of
		September 30, 2026			September 30, 2026				Expected
					Expected	Costs	Expected	Start	Initial
	Market	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
Modera Chandler (2)	Phoenix, AZ	345	137	125	$117,500	$105,194	$12,306	2Q24	2Q26	4Q26	4Q27
MAA Rove	Richmond, VA	306	—	—	99,500	91,077	8,423	3Q24	4Q26	2Q27	4Q27
MAA Point Hope (2)	Charleston, SC	336	—	—	91,000	65,340	25,660	2Q25	4Q26	3Q27	2Q28
MAA ONE28 II (3)	Kansas City, MO-KS	88	—	—	32,000	3,436	28,564	3Q26	1Q28	2Q28	1Q29
MAA One Scottsdale	Phoenix, AZ	280	—	—	135,000	57,071	77,929	4Q25	1Q28	3Q28	2Q29
MAA Sevilla (2)	Kansas City, MO-KS	263	—	—	76,500	21,866	54,634	2Q26	1Q28	4Q28	2Q29
MAA McFarland Farms (2) (3)	Nashville, TN	312	—	—	91,000	30,731	60,269	3Q26	1Q28	4Q28	2Q29
MAA Herndon (2)	Northern Virginia	306	—	—	117,500	20,866	96,634	3Q26	3Q28	1Q29	4Q29
Total Active		2,236	137	125	$760,000	$395,581	$364,419
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 95% of the joint venture that owns this property.
(3)
Includes commercial space planned at the property.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of September 30, 2026
	Market	Total Units	Physical Occupancy	Costs to Date		Construction Completed	Expected Stabilization (1)
MAA Nixie	Raleigh/Durham, NC	406	89.4%	$143,130		3Q25	4Q26
MAA Liberty Row (2)	Charlotte, NC	239	88.7%	111,730	(4)	1Q26	4Q26
MAA Plaza Midwood (3)	Charlotte, NC	302	67.9%	95,693		2Q26	2Q27
MAA Milepost 35 II	Denver, CO	219	57.1%	71,648		3Q26	3Q27
Total		1,166	77.6%	$422,201
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
In July 2024, MAA agreed to finance the third party development of this property. In August 2026, MAA purchased the third party developer's equity interest in the property.
(3)
MAA owns 95% of the joint venture that owns this property.
(4)
Represents the cost to MAA, net of the $9.6 million non-equity contribution from the third party developer.

MULTIFAMILY INTERIOR REDEVELOPMENT, WIFI RETROFIT AND PROPERTY REPOSITIONING ACTIVITY

Dollars in thousands, except per unit data

Nine months ended September 30, 2026
Program	Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
Interior Redevelopment	5,544	$32,855	$5,926	$114	8.3%	10,500 - 13,500

During the third quarter of 2026, MAA continued its WiFi Retrofit program and its Property Repositioning program to upgrade and reposition the amenity and common areas at select apartment communities for higher and above market rent growth after projects are completed and units are fully repriced. MAA spent $18.3 million on its WiFi Retrofit program and $10.3 million on its Property Repositioning program during the nine months ended September 30, 2026.

Supplemental Data S-8

2026 ACQUISITION ACTIVITY AS OF SEPTEMBER 30, 2026

Land Acquisitions (1)	Market	Closing Date	Construction Start Date
Modera Silver	Northern Virginia	Jan-26	(2)
MAA Sevilla	Kansas City, MO-KS	Feb-26	Apr-26
MAA McFarland Farms	Nashville, TN	Apr-26	Jul-26
MAA Herndon	Northern Virginia	Jul-26	Aug-26
(1)
Each of these land acquisitions represents a pre-purchase multifamily development, and MAA owns 95% of the joint venture that owns each property.
(2)
To be determined.

2026 DISPOSITION ACTIVITY AS OF SEPTEMBER 30, 2026

Multifamily Dispositions	Market	Apartment Units	Closing Date
MAA Greenwood Forrest	Houston, TX	316	Feb-26
MAA Hermitage	Raleigh, NC	194	May-26

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2026

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,631,445	79.3%	4.0%	6.9
Floating rate debt	1,207,813	20.7%	4.2%	0.1
Total	$5,839,258	100.0%	4.1%	5.6

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$5,478,771	93.8%	4.0%	4.8
Secured debt	360,487	6.2%	4.4%	22.3
Total	$5,839,258	100.0%	4.1%	5.9

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q3 2026 NOI	Percent of Total
Unencumbered gross assets	$17,657,217	95.7%	$323,789	95.8%
Encumbered gross assets	795,914	4.3%	14,073	4.2%
Total	$18,453,131	100.0%	$337,862	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2026	$—	—
2027	599,497	3.7%
2028	398,975	4.2%
2029	553,688	3.7%
2030	298,830	3.1%
2031	447,451	1.8%
2032	395,989	5.4%
2033	593,040	4.7%
2034	344,989	5.1%
2035	344,810	5.1%
Thereafter	654,176	3.8%
Total	$4,631,445	4.0%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2026 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper ⁽¹⁾ & Revolving Credit Facility ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2026	$750,000	$—	$—	$—	$750,000
2027	—	599,497	—	—	599,497
2028	—	398,975	—	—	398,975
2029	—	553,688	—	—	553,688
2030	110,000	298,830	347,813	—	756,643
2031	—	447,451	—	—	447,451
2032	—	395,989	—	—	395,989
2033	—	593,040	—	—	593,040
2034	—	344,989	—	—	344,989
2035	—	344,810	—	—	344,810
Thereafter	—	293,689	—	360,487	654,176
Total	$860,000	$4,270,958	$347,813	$360,487	$5,839,258
(1)
As of September 30, 2026, $750.0 million of borrowings were outstanding under MAALP’s unsecured commercial paper program. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $750.0 million. For the three months ended September 30, 2026, average daily borrowings outstanding under the commercial paper program were $708.9 million.
(2)
As of September 30, 2026, there were $110.0 million of borrowings outstanding under MAALP’s $1.5 billion unsecured revolving credit facility. The facility has a maturity date of January 2030 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	31.7%	Yes
Total secured debt to adjusted total assets	40% or less	2.0%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.5x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	312.6%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	25.7%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	5.8x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	25.1%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements, which have been filed by MAA and MAALP with the SEC.

Supplemental Data S-10

2026 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below. The guidance projections provided below are based on current expectations and are forward-looking statements.

	Full Year 2026
Earnings:	Range	Midpoint
Earnings per common share - diluted	$3.61 to $3.73	$3.67
Core FFO per Share - diluted	$8.43 to $8.55	$8.49
Core AFFO per Share - diluted	$7.40 to $7.52	$7.46

MAA Same Store Portfolio:
Number of units	96,562	96,562
Average physical occupancy	95.30% to 95.50%	95.40%
Property revenue growth	-0.40% to -0.10%	-0.25%
Effective rent growth	-0.30% to 0.10%	-0.10%
Property operating expense growth	1.15% to 1.65%	1.40%
NOI growth	-1.70% to -0.80%	-1.25%
Real estate tax expense growth	-0.10% to 0.90%	0.40%

Corporate Expenses: ($ in millions)
Property management expenses	$75.5 to $77.5	$76.5
General and administrative expenses	$57.0 to $59.0	$58.0
Total overhead	$132.5 to $136.5	$134.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	—	—
Multifamily disposition volume	$125.0 to $175.0	$150.0
Development investment	$300.0 to $340.0	$320.0

Debt:
Average effective interest rate	3.8% to 4.0%	3.9%
Capitalized interest ($ in millions)	$16.0 to $17.0	$16.5

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.05 to 119.25 million	119.15 million

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2026 GUIDANCE

	Full Year 2026 Guidance Range
	Low	High
Earnings per common share - diluted	$3.61	$3.73
Real estate depreciation and amortization	5.45	5.45
Gains on sale of depreciable assets	(0.52)	(0.52)
FFO per Share - diluted	8.54	8.66
Non-Core FFO items (1)	(0.11)	(0.11)
Core FFO per Share - diluted	8.43	8.55
Recurring capital expenditures	(1.03)	(1.03)
Core AFFO per Share - diluted	$7.40	$7.52
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2026	Q1 2027	Q2 2027	Q3 2027
Earnings release & conference call	Early February	Late April	Late July	Late October

Dividend Information - Common Shares:	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Declaration date	9/23/2025	12/10/2025	3/17/2026	5/19/2026	9/22/2026
Record date	10/15/2025	1/15/2026	4/15/2026	7/15/2026	10/15/2026
Payment date	10/31/2025	1/30/2026	4/30/2026	7/31/2026	10/30/2026
Distributions per share	$1.5150	$1.5300	$1.5300	$1.5300	$1.5300

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12